- ------------------------------------------------------------------------
- ------------------------------------------------------------------------

                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement     [_]   Confidential, for Use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           STARBASE CORPORATION
- ------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                                   N/A
- ------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                   N/A
- ------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
                                   N/A
- ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state  how it was determined):
                                   N/A
- ------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                   N/A
- ------------------------------------------------------------------------

(5)  Total fee paid:
                                   N/A
- ------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
                                   N/A
- ------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
                                   N/A
- ------------------------------------------------------------------------

(3) Filing Party:
                                   N/A
- ------------------------------------------------------------------------

(4) Date Filed:
                                   N/A
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

                          StarBase Corporation
                       18872 MacArthur Boulevard
                        Irvine, California 92612
                             (714) 442-4400

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD ON SEPTEMBER 25, 1996

To Our Stockholders:

You are invited to attend the 1996 Annual Meeting of Stockholders of StarBase Corporation ("StarBase" or the "Company"). The meeting will be held in the Newport Bay Meeting Room of the Sheraton Newport Beach Hotel at 4545 MacArthur Boulevard, Newport Beach, CA 92660 at 10:00 a.m. on Wednesday, September 25, 1996, for the following purposes:

(1)  To elect eight directors;
(2) To vote on the approval of an amendment and restatement of the Company's Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan - 1992 (the "1992 Stock Option Plan");
(3) To vote on the approval of the addition of 1,500,000 shares of common stock to the Company's 1992 Stock Option Plan;
(4) To vote on the approval of the selection of Price Waterhouse LLP as the Company's independent auditors; and
(5) To consider any other matters that may properly come before the meeting or any adjournment of the meeting.


                                           WILLIAM R. STOW III
                                           CO-CHAIRMAN OF THE BOARD
                                           AND CHIEF EXECUTIVE
                                           OFFICER

August 26, 1996


TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY FORM IN THE ENVELOPE PROVIDED. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S SECRETARY, BY GIVING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                             STARBASE CORPORATION
                        ANNUAL MEETING OF STOCKHOLDERS
                             SEPTEMBER 25, 1996

                              PROXY STATEMENT

                               INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of StarBase Corporation "StarBase" or the "Company") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, September 25, 1996, and any adjournment of the meeting. This Proxy Statement, the proxy form and the Company's 1996 Annual Report to Stockholders are being mailed to stockholders on or about August 26, 1996. At the Annual Meeting, stockholders will be asked to elect eight directors and to transact any other business that may properly come before the meeting and any adjournment of the meeting.


                            VOTING AT THE MEETING

The enclosed proxy is solicited on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders to be held on Wednesday, September 25, 1996. The Company will bear the cost of preparing and mailing the proxy, proxy statement and any other material furnished to the stockholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails. Officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the stock held in their names.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke his proxy and vote in person unless he wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting.

VOTING SECURITIES OUTSTANDING

As of August 23, 1996, the record date for determining stockholders entitled to notice of and to vote at the meeting (the "Record Date"), the Company has one class of voting securities outstanding consisting of 12,640,454 shares of Common Stock, $.01 par value ("Common Stock"). Except as otherwise provided by law, the holders of the Series C Preferred Stock are not entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose. A holder of Common Stock is entitled to one vote on each matter submitted to the meeting for each share of Common Stock held of record by such holder as of the Record Date.

PROXIES AND VOTING

Stockholders may vote in person or by proxy at the meeting. Proxies given may be revoked at any time before they are voted at the meeting by filing with the Company either a written revocation or a duly executed proxy bearing a later date, or by appearing at the meeting and voting in person.

Unless a contrary direction is indicated, a properly executed proxy form will be voted "FOR": (1) the election of the nominees proposed by the Board of Directors; (2) the approval of an amendment and restatement of the Company's 1992 Stock Option Plan; (3) the approval of the addition of 1,500,000 shares of common stock to the Company's 1992 Stock Option Plan; and (4) the approval of the selection of Price Waterhouse LLP as the Company's independent auditors. The management of StarBase is not aware of any business to be acted upon at this meeting other than as is described in this Proxy Statement, but in the event any other business should properly come before the meeting, the proxy holders (as indicated on the proxy form) will vote the proxies according to their judgment as to the best interests of the Company.


                            PRINCIPAL STOCKHOLDERS

BENEFICIAL OWNERSHIP

The following table sets forth at June 30, 1996 certain information regarding the ownership of each class of the Company's voting securities by each person known by the Company to be the beneficial owner of more than five percent of each class of the Company's outstanding voting securities.


- ------------------------------------------------------------------------

                                        Number of       Percentage
                                        Shares of       of Common
    Name (1)                          Common Stock        Stock
- ------------------------------------------------------------------------
Amerindo Technology                     1,018,256          7.9
Growth Fund, Ltd. II (2)
c/o Amerindo Investment
Advisers, Inc.
One Embarcadero, Suite 2300
San Francisco, California
94111-3162

The Board of Pension                      959,593          7.5
Commissioners of the
City of Los Angeles
c/o Amerindo Investment
Advisers, Inc.
One Embarcadero, Suite 2300
San Francisco, California
94111-3162

Estate of                                 709,608          5.5
Michael K. Benson (3)
c/o StarBase Corporation
18872 MacArthur Boulevard
Irvine, California 92612

Storie Partners, L.P. (4)                 750,000          5.7
One Bush St. #1350
San Francisco, CA 94104

- ------------

(1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.
(2) Includes 125,291 shares of Common Stock issuable upon the exercise of warrants by Amerindo Technology Growth Fund, Ltd. II.
(3) All shares are held by the Benson Trust. Includes 568,123 shares subject to the Performance Escrow Agreement and 50,078 shares of Common Stock issuable upon the exercise of warrants.
(4) Includes 375,000 shares of Common Stock issuable upon the exercise of warrants by Storie Partners, L.P.


            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth at June 30, 1996 certain information regarding the ownership of each class of the Company's voting securities by (i) each of the Company's Directors, (ii) each of the Named Executive Officers, and (iii) all officers and Directors of the Company as a group.


                                      Number of     Percentage
                                      Shares of         of
                                       Common         Common
       Name (1)                        Stock          Stock
- ----------------------                ---------    ----------


Alan M. Davis (2)(4)                   185,000         1.4%
Roger C. Ferguson (2)(4)                25,000          *
Gary E. Gratny (2)(5)                  213,000         1.6
Alan D. Kucheck (3)(4)                 110,000          *
Gayle M. Johnson (3)(4)                  2,847          *
Michael G. Lyons (2)(6)                170,607         1.3
Phillip E. Pearce  (2)(4)               25,000          *
Kenneth A. Sexton (2)(7)               525,000         4.0
John R. Snedegar (2)(8)                135,530         1.1
William R. Stow III(2)(3)(9)           623,416         4.8

All directors and executive
officers as a group
(11 persons) (10)                    2,165,400        15.7

- ------------

(1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of each person named in the above table is in care of StarBase Corporation, 18872
     MacArthur Boulevard, Irvine, California 92612.
(2)  Director.
(3)  Named Executive Officer.
(4) Represents shares of Common Stock issuable upon the exercise of stock options that are exercisable or will be exercisable by August 29, 1996.
(5) Includes 65,500 shares of Common Stock, held by multiple entities, which are managed by Whelan and Gratny Capital Management in which Mr. Gratny is a principal and has voting and dispositive power over such securities pursuant to the terms of an investment management agreement with the holder as well as 67,500 shares owned by multiple entities where Mr. Gratny has voting and dispositive power over such securities pursuant to the terms of an investment management agreement with the holder. Also includes 80,000 shares of Common Stock issuable upon the exercise of warrants, of which 67,500 shares are owned by multiple entities and Mr. Gratny has voting and dispositive power over such securities pursuant to the terms of an investment management agreement with the holder and 12,500 are held by Whelan and Gratny Capital Management.
(6) Includes 89,376 shares of Common Stock, of which 17,115 shares are subject to a Performance Escrow Agreement. Also includes 20,832 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will be exercisable by August 29, 1996 and 46,451 shares of Common Stock issuable upon the exercise of warrants held by Mr. Lyons.
(7)  Includes 250,000 shares of Common Stock and 250,000 shares of
     Common Stock issuable upon the exercise of warrants held by Intersolv, Inc. in which Mr. Sexton is a corporate officer, as well as 25,000 shares of common stock issuable upon the exercise of stock options by Mr. Sexton that are exercisable or will be exercisable by August 29, 1996.
(8) Includes 13,332 shares of Common Stock issuable upon the exercise of stock options by Mr. Snedegar that are exercisable or will be exercisable by August 29,1996. Also includes 3,892 shares held by Mr. Snedegar as trustee of the Snedegar Revocable Living Trust,
     8,333 shares held by Mr. Snedegar in trust for his minor son and daughter.
(9) Includes 573,119 shares of Common Stock held by Mr. Stow as trustee of the Stow Family Trust, of which, 568,124 shares are subject to a Performance Escrow Agreement. Also includes an aggregate of 1,749 shares of Common Stock held by Mr. Stow in trust for his daughter and minor son. Also includes 6,666 shares of Common Stock and 8,000 shares of Common Stock issuable upon the exercise of stock options by Mr. Stow and Mrs. Stow, respectively, that are exercisable or will be exercisable by August 29, 1996. Mr. Stow disclaims beneficial ownership of the shares exercisable by Mrs. Stow.
(10) Includes a total of 571,677 shares of Common Stock issuable upon exercise of stock options and 376,451 shares of Common Stock issuable upon the exercise of warrants held by all directors and executive officers of the Company as a group.
*   Less than 1%.


                                 PROPOSAL 1
                            ELECTION OF DIRECTORS

The Board of Directors has nominated eight directors for election to hold office until the next Annual Meeting and until their successors are elected and qualified. If any nominee should become unable to serve as a director, the proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy may be voted for more than eight nominees.

NOMINEES FOR DIRECTOR

The nominees for election as a director are Alan M. Davis, Roger C. Ferguson, Gary E. Gratny, Michael G. Lyons, Phillip E. Pearce, Kenneth
A. Sexton, John R. Snedegar, and William R. Stow III.

The following biographical information has been furnished by the nominees.

Alan M. Davis has served as a Director since February 1996 and Chief Operating Officer of the Company since January 1996. Mr. Davis has also been serving as the President of San Juan Building Supply, since 1990, and partner in Potrero Management Partners, a high technology venture and consulting firm, since 1995. From 1989 through 1990, he served as Director of Software Technology Development and Marketing of MIPS Computer Systems. Prior to 1989, he served as General Manager of the Systems Division of Integrated Automation and held various senior management positions at Bell & Howell and Intel Corporation over a period of eight years. Age 52.

Roger C. Ferguson has been President and CEO of DataTools, Inc., a privately held supplier of database administration tools for client/server databases since 1993. For six years prior to joining DataTools, Mr. Ferguson was with Network General, Inc., a publicly traded supplier of network analysis equipment, where he was Chief Operating Officer and a member of the Board of Directors. Prior to Network General he held executive positions at Sytek, Inc., General Instrument and IBM. He is also currently Chairman of the Board of Directors of Microtest, Inc., a publicly traded network tools company. Age 53, director since 1996.

Gary E. Gratny is senior portfolio manager for Whelan & Gratny Capital Management, Inc., an investment advisor that concentrates on growth equity investing. Prior to Whelan & Gratny, Mr. Gratny was Vice President of Marketing and Business Development at Focus Graphics, Inc., a graphics and medical imaging company, and held marketing and engineering positions at Hewlett Packard and Rockwell International.
Age 36, director since 1996.

Michael G. Lyons has served as a Director of the Company since June 1992 and as Co-Chairman of the Board of the Company since October 1994. From June 1992 until October 1994, Mr. Lyons served as Chairman of the Board. Since October 1991, Mr. Lyons has served as President and Chief Executive Officer of Technology Management, a management consulting group primarily serving high-technology clients. He is partner in Potrero Management Partners, a high technology venture and consulting firm. From June 1981 to October 1991, Mr. Lyons was a founder, Vice President and Director of Integrated Systems, Inc. Age 53.

Phillip E. Pearce was Senior Vice President and a member of the Board of Directors of E.F. Hutton & Co, a member of the Board of Governors of the New York Stock Exchange, and Chairman of the Board of governors of the NASD. Mr. Pearce is a member of the Board of RX Medical Services
Corporation, a reporting company.  Age 67, director since 1996.

Kenneth A. Sexton is Vice President, Finance and Administration of Intersolv, Inc., a leading provider of open client/server solutions.
Prior to joining Intersolv, Inc. in 1991, Mr. Sexton held several senior level positions at Life Technologies., a biotechnology company, and Coopers & Lybrand, a big six accounting firm. Age 42, director since 1996.

John R. Snedegar has served as a Director of the Company since October 1992. Since May 1990, Mr. Snedegar has served as President, Director and Chief Executive Officer of UniDex Communications Corp., a diversified telecommunications provider based in Arlington, Texas. From March 1981 to May 1992, Mr. Snedegar served as President and Chief Executive Officer of AmeriTel Management, Inc., currently known as WCT Communications, Inc. Age 46.

William R. Stow III has served as Chief Executive Officer of the Company since September 1991. Mr. Stow has also served as President of the Company since September 1991, exclusive of the period from April 1994 through July 1995. Mr. Stow has served as a Director of the Company since September 1991 and as Co-Chairman of the Board of the Company since October 1994. From February 1986 to October 1991, Mr. Stow held various senior-level positions at Ashton-Tate Corporation, including Vice President of Advanced Development. Age 51.

REQUIRED VOTE

The eight nominees receiving the highest number of votes will be elected as directors. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes will be counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. There is no provision for cumulative voting in the election of directors.


                            THE BOARD OF DIRECTORS

During fiscal 1996, StarBase's Board of Directors held ten meetings and took action by unanimous written consent twice. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and of the committees on which he served during 1996.

COMMITTEES OF THE BOARD

StarBase's Board of Directors has two standing committees: an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee. Due to resignations of Board members who were not replaced till February 1996, the functions of the Audit and Compensation Committees were performed by the full board. The new members of the Company's Audit and Compensation Committees were elected in February 1996. Messrs. Gratny, Sexton and Snedegar are the members of the Audit Committee. The members of the Compensation Committee are Messrs. Ferguson, Lyons, and Sexton. The Audit Committee recommends selection of independent accountants to the Board of Directors and reviews the scope and results of audits. An Audit Committee meeting was held on July 26, 1996. The Compensation Committee, reviews and establishes compensation for executive officers and considers incentive compensation alternatives for the Company's employees


BOARD COMPENSATION

Directors who are not employees of the Company are not compensated, except for reimbursement of travel expenses. Pursuant to the Company's 1992 Stock Option Plan, non-employee directors may receive non-qualified stock option grants for shares of the Company's Common Stock . All options awarded to non-employee directors have an exercise price per share equal to the market price of the Common Stock on the date of grant. The options have a 10-year term. The Company entered into a two year agreement with John Snedegar, a director, which was terminated through mutual consent by the parties on March 31, 1996, subject to payment of $280,000 to Mr. Snedegar for services performed by him. As of March 31, 1996, Mr. Snedegar had received no payment connected with this agreement. In anticipation of the payment to Mr. Snedegar, the Company accrued $280,000 at March 31, 1996. On April 22, 1996, the Company paid Mr. Snedegar $75,000 followed by $205,000 on June 6, 1996.

                               EXECUTIVE OFFICERS

                                               Principal Occupation
             Name                  Age       For the Past Five Years
- ------------------------------   ------    -----------------------------

William R. Stow III                51      Founder; Chief Executive
                                           Officer of StarBase
President, Chief Executive                 Corporation since September
Officer, Co-Chairman of the                1991. President of the
Board                                      Company since  September 1991,
                                           exclusive of the period from
                                           April 1994 to July 1995.Vice
                                           President-Architect at
                                           Ashton-Tate from 1986 to 1991

Alan M. Davis                      52      Chief Operating Officer of
                                           StarBase Corporation since
Chief Operating Officer,                   January 1996.  President of
Director                                   San Juan Building Supply
                                           Since 1990.  Partner in
                                           Potrero Management Partners
                                           since 1995.  Director of
                                           Software Technology
                                           Development and Marketing of
                                           MIPS Computer Systems from
                                           1989 through 1990.

Alan D. Kucheck                    44      Vice President, Engineering
                                           of StarBase since January
Vice President, Engineering                1995.  From July 1993 to
                                           January 1995 served as a
                                           Project Director for the
                                           Company.  From August 1990 to
                                           March 1993 was Manager,
                                           Software Development for IMI,
                                           Inc.

Donald R. Farrow                   50      Vice President, Sales and
                                           Support of StarBase since
Vice President, Sales and                  May 1996.  Management
Support                                    consultant since December
                                           1994.  From October 1993
                                           to December 1994 served as
                                           Vice President of Sales and
                                           Marketing for CommVision
                                           Corporation.  Regional Sales
                                           Manager for Novell
                                           from June 1987 to January
                                           1993.

Robert W. Leimena                  53      Chief Financial Officer of
                                           StarBase since January 1996.
Chief Financial Officer                    Entrepreneur and management
                                           consultant since October
                                           1987.  Partner in Potrero
                                           Management Partners since
                                           1995.  From July 1981 through
                                           September 1987 was  Senior
                                           Vice President and CFO of
                                           View-Master Ideal Group, Inc.

Executive officers of the Company are appointed by the Board of Directors to serve until their removal by the Board of Directors or resignation.

No director or officer of the Company has within the last five years prior to the date hereof, been subject to any penalties or sanctions imposed by a court or securities regulatory authority relating to trading in securities, promotion or management of a publicly traded issuer, theft or fraud.

No director or officer of the Company has within the last five years prior to the date hereof, been declared bankrupt or made a voluntary assignment in bankruptcy, nor made a proposal or been subject to any proceedings under any legislation relating to bankruptcy or insolvency, except for Alan D. Kucheck who on February 18, 1993 filed for protection under Chapter 7 of the United States Bankruptcy Code.

                            EXECUTIVE COMPENSATION

SUMMARY INFORMATION

The following table sets forth certain summary information regarding compensation paid or accrued by the Company to, or on behalf of, the Company's Chief Executive Officer and each of the two other most highly compensated executive officers of the Company (the "Named Executive Officers"), for services rendered in all capacities to the Company during the fiscal years ended March 31, 1994, 1995, and 1996. Except as otherwise noted, no Named Executive Officer received any restricted stock award, stock appreciation right or payment under any long-term incentive plan.


                         SUMMARY COMPENSATION TABLE (1)

                                                                Long-Term
                                   Annual Compensation         Compensation
                               -------------------------  -------------------
                                                                        All
                                                 Other    Securities   Other
                                                 Annual   Underlying  Compen-
    Name and                                     Compen-    Options   sation
Principal Position       Year   Salary    Bonus  sation      (2)        (5)
- ----------------------  -----  --------  ------  -------  ----------  -------

William R. Stow III      1996  $115,000  $  --  $   --         --     $   --
 President, Chief        1995   115,000     --      --        6,666       --
 Executive Officer,      1994   111,244     --      --         --         --
 Co-Chairman of the
 Board and Director

Gayle M. Johnson         1996   100,833   12,500    --       70,000    15,354
 Vice President,         1995    71,710     --      --        3,333    18,886
 Sales(3)                1994     4,801     --      --        3,333       417

Alan D. Kucheck          1996   110,000    6,358    --      110,000       --
 Vice President,         1995   110,000     --      --         --         --
 Engineering (4)         1994    87,212     --      --       59,000       --

- --------------

(1) Certain columns have been omitted if they do not apply to any of the Named Executive Officers. Only those executive officers whose total annual salary and bonus exceeded $100,000 during the last fiscal year have been included in the summary.

(2) Amounts represent stock options granted and/or repriced for the period shown.

(3) Ms. Johnson assumed responsibility as Vice President, Sales in
    September 1995. Ms. Johnson's employment terminated in April 1996. Options granted during fiscal year 1996 includes options to purchase 6,666 shares of the Company's common stock, originally granted in a prior year, that were repriced.

(4) Mr. Kucheck assumed responsibility as Vice President, Engineering in January 1995. During calendar year 1994, Mr. Kucheck served as the Company's project director. Options granted during fiscal year 1996 includes options to purchase 59,000 shares of the Company's common stock, originally granted in a prior year, that were repriced.
(5) Amounts listed as All Other Compensation represent commissions earned.

STOCK OPTIONS

The following table sets forth information concerning stock option grants made during the fiscal year ended March 31, 1996 under the Company's Incentive Stock Option, Non-Qualified Stock Option and Restricted Stock Purchase Plan - 1992 to Mr. Kucheck and Ms. Johnson. No stock appreciation rights were granted to such individuals during the fiscal year.

                OPTION/SAR GRANTS IN YEAR ENDED MARCH 31, 1996

                                                                      Potential
                                                                      Realizable
                                                                   Value at Assumed
                                                                     Annual Rates
                                                                    of Stock Price
                                                                   Appreciation for
                       Individual Grants                            Option Term (4)
- -------------------------------------------------------------   --------------------
                   Number of    Percent
                   Securities   of Total
                   Underlying   Options
                    Options     Granted    Exercise
                     Granted      to       or Base
                     (# of     Employees    Price     Expir-
                     Shares)    for 1996  (CDN$/Sh)   ation         5%         10%
        Name          (1)         (2)        (3)       Date       (CDN$)      (CDN)
- ------------------ ---------  ----------  ---------- --------   ----------  --------

Gayle M. Johnson      3,333       --       $  3.25   03/20/04   $  5,166     12,365
                      3,333       --          3.25   10/24/04      5,666     13,765
                     25,000        1          3.25   09/11/05     48,000    120,000
                     38,334        2          3.17   12/07/05     73,218    185,537
Alan D. Kucheck      59,000        3          3.00   04/22/98     18,880     38,350
                      6,000       --          3.00   08/11/05     10,560     26,040
                     45,000        2          3.17   12/07/05     85,950    217,800

- -------------

(1)    Options granted in fiscal 1996 include options to purchase
       65,666 shares of the Company's common stock, granted in previous years, for which the Company amended the exercise price during the year. Twenty five percent of the shares granted vest one year from the date of grant with the remaining shares vesting equally over the following thirty six months. All of the options shown in the above table are incentive stock options and have a maximum term of five or ten years, subject to earlier termination following the optionee's cessation of service with the Company. The Company's Option Plan also provides for the grant of non-qualified stock options.

(2) The Company granted options to purchase a total of 1,900,347 shares of Common Stock to employees during the year ended March 31, 1996 and amended the exercise price of options to purchase 316,982 shares of the Company's common stock.

(3) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The exercise price is stated in Canadian dollars. As of March 31, 1996, the conversion price of Canadian dollars to United States dollars was approximately US$.74 to CDN$1.00.

(4) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the 5-year or 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants. Potential realizable values are stated in Canadian dollars.

OPTION REPRICING

The following table provides information relating to the repricing of certain options held by the executive officers of the Company named in the Summary Compensation table that occurred during the fiscal year ended March 31, 1996. Such repricings are the only instances during the last ten fiscal years in which the exercise price of any option granted by the Company to any of its executive officers were repriced.


                             Option/SAR Repricings

- ------------------------------------------------------------------------------------
                                              Market                        Length of
                                             Price of                       Original
                                Number of      Stock                         Option
                                Securities    at Time  Exercise               Term
                                Underlying      of     Price at             Remaining
                                 Options     Repricing  Time of                at
                                 Repriced       or     Repricing     New     Date of
                                    or       Amendment    or       Exercise Repricing
                                 Amended     (CND$/Sh) Amendment    Price      or
        Name          Date         (#)          (3)    (CDN$/Sh)  (CDN$/Sh) Amendment
- ------------------  --------    ---------   ---------- ---------  --------- ---------

Gayle M.Johnson,    09/11/95      3,333     $   3.25  $   7.38   $   3.25    8.5 yrs.
 Vice President,    09/11/95      3,333         3.25      8.22       3.25    8.1 yrs.
 Sales

Alan D. Kucheck,    08/11/95     59,000         2.35      7.14       3.00    2.6 yrs.
 Vice President,
 Engineering

- -----------

REPORT ON REPRICING OF OPTIONS
In August and September 1995 the Board of Directors reviewed the grant prices of stock options to determine if the options were still effective as long-term financial incentives to encourage commitment to the Company. Because the exercise price of most stock options had been above the market price of the Company's stock for some time, the Board of Directors decided to reprice certain outstanding stock options. As a result of the review the Board of Directors offered to option holders, except the members of the Board of Directors, an opportunity to terminate their existing options in exchange for the grant of new options at the current market price of the Company's stock. All other terms of the stock option grants remained the same.

The Board of Directors
      D. Patrick Linehan
      Michael G. Lyons
      John R. Snedegar
      William R. Stow III
      (Comprising the entire Board of directors, prior to February 1996)

OPTION EXERCISES, HOLDINGS  AND FISCAL YEAR-END VALUES

The following table sets forth information concerning the number of shares covered by both exercisable and unexercisable options held by each of the Named Executive Officers as of March 31, 1996. No options were exercised during the fiscal year ended March 31, 1996 by any of the Named Executive Officers.


               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                   AND OPTION VALUES AS OF MARCH 31, 1996

                                               Number of
                                               Securities             Value of
                                               Underlying            Unexercised
                                               Unexercised          In-the-Money
                                               Options at            Options at
                       Shares                March 31, 1996        March 31, 1996
                       Aquired               (# of shares)          (CDN$) (1)
                          On      Value   ------------------    ---------------------
                       Exercise  Realized   Exer-    Unexer-       Exer-    Unexer-
     Name                (#)       ($)     cisable   cisable      cisable   cisable
- --------------------  ---------  -------- --------  --------    ---------- ----------
William R. Stow III      --      $  --      6,666       --      $    --    $   --

Gayle M. Johnson         --         --     70,000       --        152,167      --

Alan D. Kucheck          --         --    110,000       --        254,150      --


- ------------
(1) Calculated based on the closing price of the Company's Common Stock as reported on the Vancouver Stock Exchange on March 31, 1996 of CDN$5.38 per share, less the applicable exercise price. All values are stated in Canadian dollars.


                             CERTAIN TRANSACTIONS


William R. Stow III, a director, sold 33,333 shares of the Company's Common Stock in the open market and lent the proceeds of this sale to the Company. The proceeds were used by the Company for general corporate purposes. Mr. Stow has agreed to accept restricted stock in repayment of the loan, which shares have not been issued as of July 29, 1996.

In fiscal 1995, the Board of Directors authorized the Company to loan William Stow III, President and CEO of StarBase, the sum of $126,000. At March 31, 1996, the principal and accrued interest amounts were $76,153 and $3,286, respectively. The loan is evidenced by a promissory note and is secured by a deed of trust on real property owned by Mr. Stow. The note is payable on November 4, 1998 and bears interest at a rate of 6.34% per annum, payable at maturity.

The Company entered into a two year agreement with John Snedegar, a director, which was terminated through mutual consent by the parties on March 31, 1996, subject to payment of $280,000 to Mr. Snedegar for services performed by him. As of March 31, 1996, Mr. Snedegar had received no payment connected with this agreement. The Company paid Mr. Snedegar $75,000 on April 22, 1996, followed by $205,000 on June 6, 1996 in connection with the Termination Agreement and General release of Claims.

                                  PROPOSAL 2
                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
               INCENTIVE STOCK OPTION, NONQUALIFIED STOCK OPTION,
                   AND RESTRICTED STOCK PURCHASE PLAN - 1992

Subject to stockholder approval, in May 1996 the Board of Directors amended and restated the StarBase Corporation Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan - 1992 as the StarBase Corporation 1996 Stock Option Plan (the "Option Plan") and increased the maximum number of shares of the Company's Common Stock that may be issued under the Option Plan by 1,500,000 shares from 1,333,333 shares to 2,833,333 shares.

Effective January 1, 1994, the Internal Revenue Code of 1986, as amended (the "Code") was amended to limit the amount of compensation paid to a publicly held corporation's chief executive officer and four other most highly compensated officers that the corporation may deduct as an expense for federal income tax purposes. To enable the Company to continue to deduct in full all amounts of ordinary income recognized by its executive officers in connection with options granted under the Option Plan, the Board of Directors has limited to 350,000, the maximum number of shares for which options may be granted under the Option Plan to any employee in any fiscal year (the "Section 162(m) Grant Limit"). However, the Company's stock option grants will typically not approach this limit.

The stockholders are now being asked to approve the Option Plan in the form described below, including the establishment of the Section 162(m) Grant Limit, the increase in the shares subject to the Option Plan and the elimination of the restricted stock element of the Option Plan. The Board of Directors believes that the availability of an adequate stock option program is an important factor in attracting, motivating and retaining qualified officers, employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders.

DESCRIPTION OF THE OPTION PLAN

The following summary of the Option Plan as amended and restated is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request.

GENERAL. The Option Plan provides for the grant of incentive stock options within the meaning of section 422 of the Code and nonstatutory stock options. The Board has amended the Option Plan to eliminate the Board's authority to grant, in addition to options, rights to purchase restricted shares within a 90-day period. As of March 31, 1996, the Company had outstanding options to purchase an aggregate of 1,637,395 shares at a exercise price range of CDN$3.00 - 13.44 per share. The exercise price is stated in Canadian dollars; the exchange rate for the Canadian dollar in effect at March 31, 1996 was approximately US$0.74 to CDN$1.00. The exercise price of all incentive stock options granted under the Option Plan has been at least equal to the fair market value per share of the Common Stock on the date of grant, and the exercise price of all nonstatutory stock options granted under the Option Plan has been at least equal to 85% of the fair market value per share of the Common Stock on the date of grant. As of March 31, 1996, options to purchase 125,985 shares of Common Stock granted pursuant to the Option Plan had been exercised, and 1,195,938 shares of Common Stock remained available for future grants under the Option Plan, provided that the stockholders approve the increase in the number of shares authorized under the Option Plan.

SHARES SUBJECT TO OPTION PLAN. The Board has amended the Option Plan, subject to stockholder approval, to increase by 1,500,000 shares the maximum number of authorized but unissued or reacquired shares of the Company's Common Stock issuable thereunder to an aggregate of 2,833,333 shares, to impose a Section 162(m) Grant Limit under which no employee may receive in any fiscal year options to purchase in excess of 350,000 shares and to eliminate the requirement that no optionee may receive in the aggregate options exercisable for more than 5% of the outstanding Common Stock of the Company, determined on a fully-diluted basis. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Option Plan, to the Section 162(m) Grant Limit, and to outstanding options. To the extent any outstanding option under the Option Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the Option Plan and become available for future grant.

ADMINISTRATION. The Option Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). With respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Option Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the terms of exercisability of each option and the vesting of the shares acquired, including the effect thereon of an optionee's termination of service, the exercise price and type of consideration to be paid to the Company upon exercise of an option, the duration of each option, and all other terms and conditions of the options.

The Option Plan authorizes the Board to amend, modify, extend or renew, or grant a new option in substitution for, any option and to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof. The Board has amended the Option Plan to provide, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Option Plan. The Board will interpret the Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option.

ELIGIBILITY. All employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Option Plan. In addition, subject to stockholder approval, options may be granted to prospective employees and consultants in connection with written offers of employment or engagement. However, any such options may not become exercisable prior to such individual's commencement of service. As of March 31, 1996, the Company had approximately 31 employees, including 5 executive officers, 8 directors and approximately 3 consultants. Any person eligible under the Option Plan may be granted a nonstatutory option. However, only employees may be granted incentive stock options.

TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price per share must equal at least the fair market value of a share of the Company's Common Stock on the date of grant of an incentive stock option and at least 85% of the fair market value of a share of the Common Stock on the date of grant of a nonstatutory stock option. The exercise price of any option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant.
The Board has amended the Option Plan to provide that the Board determines the fair market value of the Company's Common Stock in its sole discretion.

Generally, the exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of the optionee's promissory note, by any other lawful consideration approved by the Board, or by any combination of these. Nevertheless, the Board may restrict the forms of payment permitted in connection with any option grant. The Option Plan authorizes the Company to withhold from shares otherwise issuable upon the exercise of an option or to accept the tender of shares of the Company's Common Stock in full or partial payment of any optionee's tax withholding obligations.

Options granted under the Option Plan will become exercisable and vested at such times and subject to such conditions as specified by the Board. Generally, options granted under the Option Plan are exercisable on and after the date of grant, subject to the right of the Company to reacquire at the optionee's exercise price any unvested shares held by the optionee upon termination of employment or service with the Company or if the optionee attempts to transfer any unvested shares (the "Unvested Share Repurchase Option"). Shares subject to options generally vest in installments subject to the optionee's continued employment or service. The maximum term of incentive stock options granted under the Option Plan is ten years, except that an incentive stock option granted to a Ten Percent Stockholder may not have a term longer than five years.

Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

Transfer of Control. The Option Plan provides that in the event of (i) a sale or exchange by the stockholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation to which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company, wherein the stockholders of the Company immediately before any such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), the Board of Directors may arrange with the surviving, continuing, purchasing or successor corporation or parent corporation thereof (the "Acquiring Corporation") to assume or substitute substantially equivalent new options for the options outstanding under the Option Plan. To the extent that the options outstanding under the Option Plan are not assumed, replaced, or exercised prior to such event, they will terminate. However, options granted under the Option Plan generally provide that if Acquiring Corporation does not assume or replace the outstanding options, the Company's Unvested Share Repurchase Option will terminate upon the Transfer of Control as to a stated number of shares.

Termination or Amendment. Unless sooner terminated, no options may be granted under the Option Plan after September 2, 2002. The Board may terminate or amend the Option Plan at any time, but, without stockholder approval, the Board may not amend the Option Plan to increase the total number of shares of Common Stock reserved for issuance thereunder, change the class of persons eligible to receive incentive stock options, or expand the class of persons eligible to receive nonstatutory stock options. No amendment or termination of the Option Plan may adversely affect an outstanding option without the consent of the optionee, unless necessary to comply with any applicable law.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION
PLAN

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

INCENTIVE STOCK OPTIONS. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

NONSTATUTORY STOCK OPTIONS. Options not designated or qualifying as incentive stock options will be nonstatutory stock options.
Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to
Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the Annual Meeting of Stockholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

The Board of Directors believes that the proposed 1996 Stock Option Plan, including the increase of the maximum number of shares of the Company's Common Stock that may be issued under the Option Plan by 1,500,000 shares to 2,833,333 shares and the establishment of the
Section 162(m) Grant Limit described above, is in the best interests of the Company and the stockholders for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 1996 STOCK OPTION PLAN, TO INCREASE THE MAXIMUM NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK THAT MAY BE ISSUED UNDER THE 1996 STOCK OPTION PLAN BY 1,500,000 SHARES TO 2,833,333 SHARES AND TO ESTABLISH THE SECTION 162(M) GRANT LIMIT.


                                 PROPOSAL 3
             PROPOSAL TO RESERVE ADDITIONAL SHARES OF COMMON STOCK
                          FOR THE STOCK OPTION PLAN

In the event that the stockholders of the Company do not vote to approve Proposal 2 above, the stockholders are being asked to approve an increase in the maximum number of shares that may be issued under the StarBase Corporation Incentive Stock Option, Nonqualified Stock Option, and Restricted Stock Purchase Plan - 1992 (the "1992 Plan").

A total of 1,333,333 shares of Common Stock have been reserved for the 1992 Plan. As of March 31, 1996, no shares remained available for grant under the 1992 Plan. The Board of Directors believes that it is desirable for the Company to continue to provide the opportunity for employees to acquire Common Stock. Accordingly, subject to stockholder approval, the Board of Directors has adopted an amendment to the 1992 Plan reserving an additional 1,500,000 shares for issuance under the 1992 Plan, resulting in a total reserve of 2,833,333 shares.

The Board of Directors believes that even if the stockholders do not approve the amendments described in Proposal 2 above, the availability of an adequate stock option program is an important factor in attracting, motivating, and retaining qualified officers, employees, and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders.


                                   PROPOSAL 4
                              INDEPENDENT AUDITORS

The accounting firm of Price Waterhouse LLP served as the Company's independent auditors for 1996. One or more representatives of that firm will attend the Annual Meeting and will be given the opportunity to comment, if they desire, and to respond to appropriate questions that may be asked by stockholders. No auditor has yet been selected for the current year, since it is StarBase's practice not to select independent auditors prior to the Annual Meeting.

                       COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and beneficial owners of more than ten percent also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of copies of such forms and written representations from its executive officers and directors, the Company believes that all
Section 16(a) filing requirements were complied with during and for fiscal 1996, except for Forms 5 for the year ended March 31, 1996 for stock option grants to certain directors and officers which were inadvertently filed after the due date. The Forms 5 reported the following grants of stock options: Alan M. Davis, 25,000 shares (granted December 7, 1995) and 160,000 shares (granted January 16, 1996); Roger C. Ferguson 25,000 shares (granted December 7, 1995); Phillip E. Pearce 25,000 shares (granted December 7, 1995); Kenneth A. Sexton, 25,000 shares (granted December 7, 1995); Robert W. Leimena, 150,000 shares (granted January 16, 1996); and Alan D. Kucheck, 45,000 shares (granted December 7, 1995).


                           SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokers, custodians, nominees and fiduciaries for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of shares held of record by such persons. Solicitation of proxies will be made by management of the Company, without additional compensation, through the mail, in person, or by telephone, or facsimile.


                                ANNUAL REPORT

The Company's annual report on Form 10-K, including financial statements, for the fiscal year ended March 31, 1996 is being mailed with this Proxy Statement.


                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals for the 1997 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at the Company's executive offices by March 30, 1997 in order to be considered for inclusion in the proxy materials.

                                MISCELLANEOUS

The Company will send, without charge, a copy of the Company's current annual report on Form 10-K to any holder of Common Stock who makes a request in writing to Stockholders' Relations, StarBase Corporation, 18872 MacArthur Boulevard, Irvine, CA 92612.


                                   By order of the Board of Directors,

                                   /s/  William R. Stow III
                                   ---------------------------
                                   William R. Stow III
                                   Assistant Secretary

Irvine, California
August 26, 1996

                                                           APPENDIX A
                             STARBASE CORPORATION

                                    PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 25, 1996 AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STARBASE CORPORATION

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of StarBase Corporation (the "Company") to be held on September 25, 1996 and the related Proxy Statement; (b) appoints William R. Stow III and Michael G. Lyons or either of them, as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of the Company's common stock, par value $.01 per share (the "Common Stock"), held of record by the undersigned on August 23, 1996 at such Annual Meeting and any adjournments or postponements thereof; and (d) revokes any proxies previously given.

[X] Please mark votes as in this example.

1.  Election of directors. Nominees are: Alan M. Davis, Roger C.
Ferguson, Gary E. Gratny, Michael G. Lyons, Phillip E. Pearce, Kenneth A. Sexton, John R. Snedegar, and William R. Stow III.


         [  ] FOR ALL NOMINEES		[  ] WITHHOLD AUTHORITY TO VOTE
                                               FOR ALL NOMINEES

    To vote for fewer than all nominees, print the names of the nominees you wish to vote FOR in the following space:

- ------------------------------------------------------------------------

2. A proposal to amend and restate the StarBase Corporation Incentive Stock Option, Nonqualified Stock Option, and Restricted Stock
Purchase Plan - 1992.

       [  ] FOR           [  ] AGAINST            [  ] ABSTAIN

3. A proposal to reserve an additional 1,500,000 shares of common stock for the stock option plans.

       [  ] FOR           [  ] AGAINST            [  ] ABSTAIN

4. A proposal to ratify the selection of Price Waterhouse LLP as the Company's Independent Accountants for fiscal 1997.

       [  ] FOR           [  ] AGAINST            [  ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS, THE RATIFICATION
OF THE AMENDMENT AND RESTATEMENT OF THE STOCK OPTION PLANS, THE RATIFICATION OF THE INCREASE IN THE STOCK OPTION COMMON STOCK RESERVE AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. THE PROXIES
WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 5
ABOVE.

Please sign, date and return this proxy as promptly as possible in the envelope provided.



Dated:
- --------------------------------------------------------------------------
                                         Signature(s) of Stockholder(s)
Name:
- --------------------------------------------------------------------------
                                         Signature(s) of Stockholder(s)





Address:
                                      EACH JOINT OWNER SHOULD SIGN.
- -----------------------------------   SIGNATURES SHOULD CORRESPOND WITH
                                      THE NAMES PRINTED ON THIS PROXY.
                                      ATTORNEYS, EXECUTORS, GUARDIANS,
- -----------------------------------   ADMINISTRATORS, TRUSTEES,
                                      CORPORATE OFFICERS OR OTHERS
                                      SIGNING IN A REPRESENTATIVE CAPACITY
Number of shares held:                SHOULD GIVE FULL TITLE.
                      -------------

                                                         APPENDIX B


                             STARBASE CORPORATION

                            1996 STOCK OPTION PLAN

                    (As Amended and Restated May 6, 1996)



1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1   Establishment.  The StarBase Corporation Incentive
Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan - 1992 (the "Initial Plan") was established on September 2, 1992. The Initial Plan is hereby amended and restated in its entirety as the StarBase Corporation 1996 Stock Option Plan (the "Plan") effective as of May 6, 1996.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board, the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed, or ten
(10) years from the date the Plan was adopted by the Board. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.   DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

(b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) "Company" means StarBase Corporation, a Delaware corporation, or any successor corporation thereto.

(e) "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

(f) "Director" means a member of the Board or of the board of directors of any other Participating Company.

(g) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(i) "Fair Market Value" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

(j) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(k) "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to
Section 16 of the Exchange Act.

(l) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

(m) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(n) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

(o) "Optionee" means a person who has been granted one or more Options.

(p)   "Parent Corporation" means any present or future
"parent corporation" of the Company, as defined in Section 424(e) of the Code.

(q) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

(r) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

(s)   "Rule 16b-3" means Rule 16b-3 under the Exchange
Act, as amended from time to time, or any successor rule or regulation.

(t)   "Section 162(m)" means Section 162(m) of the
Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

(u) "Stock" means the common stock, $0.01 par value, of the Company, as adjusted from time to time in accordance with Section 4.2.

(v) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

(w) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of
Section 422(b)(6) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

3.    ADMINISTRATION.

3.1 Administration by the Board. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.2 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

(a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

(b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d)   to determine the terms, conditions and
restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option,
(vi) the effect of the Optionee's termination of employment or service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

(e)   to approve one or more forms of Option Agreement;

(f) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

(g) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and
(h) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

3.3   Committee Complying with Section 162(m).  If a
Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to
Section 162(m).

4.    SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million eight hundred thirty-three thousand three hundred thirty-three (2,833,333) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the Section 162(m) Grant Limit set forth in
Section 5.5, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section
4.2 shall be final, binding and conclusive.

5.    ELIGIBILITY AND OPTION LIMITATIONS.

5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and "Consultants" shall include prospective Consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.3 Fair Market Value Limitation. To the extent that the aggregate Fair Market Value of stock with respect to which options designated as Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Optionee may designate which portion of such Option the Optionee is exercising and may request that separate certificates representing each such portion be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

5.4 Section 162(m) Grant Limit. Subject to adjustment as provided in Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than three hundred fifty thousand (350,000) shares (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the
Section 162(m) Grant Limit for such period.

6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if (a) such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code, or (b) such Option is deemed to have been granted as a consequence of an amendment (other than an amendment of the exercise price) made to an outstanding Option, the exercise price of which is less than the minimum exercise price set forth above on the date of such deemed option grant.

6.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company.
6.3   Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

(c) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

(d) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.    STANDARD FORMS OF OPTION AGREEMENT.

7.1 Incentive Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

7.2 Nonstatutory Stock Options. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.
7.3 Standard Term of Options. Except as otherwise provided in Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.

7.4 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

8.    TRANSFER OF CONTROL.

8.1   DEFINITIONS.

(a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

(i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

(ii)   a merger or consolidation in which the
Company is a party;

(iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

(iv)   a liquidation or dissolution of the
Company.

(b)   A "Transfer of Control" shall mean an Ownership
Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

8.2 Effect of Transfer of Control on Options. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

9. PROVISION OF INFORMATION. At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

10.   NONTRANSFERABILITY OF OPTIONS.  During the lifetime of the
Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

11. TRANSFER OF COMPANY'S RIGHTS. In the event any Participating Company assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired upon the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the Fair Market Value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this Section 11 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the

Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this Section 11 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

12. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

13. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law or government regulation.

14. STOCKHOLDER APPROVAL. The Plan or any increase in the maximum number of shares of Stock issuable thereunder as provided in
Section 4.1 (the "Maximum Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Maximum Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Maximum Shares, as the case may be.

15. CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING OPTIONS. Any other provision of the Plan to the contrary notwithstanding, the terms of the Initial Plan shall remain in effect and apply to all Options granted pursuant to the Initial Plan.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing StarBase Corporation 1996 Stock Option Plan was duly adopted by the Board on May 6, 1996.



                                             ----------------------------
                                               Secretary